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                                                                EXHIBIT 10.14[3]

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of September 29, 2001, is by and between RTW, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

         1. The Bank and the Borrower entered into a Credit Agreement dated as of March 31, 2000 as amended by a First Amendment dated as of May 4, 2000 and a Second Amendment dated as of March 28, 2001 (as amended, the "Credit Agreement"); and

         2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  2.1 Definitions.

                  (a) The definitions of "Consolidated Net Income", "Eurodollar Rate" and "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement are amended in their entirety to read as follows:

                           "Consolidated Net Income": For any period, the
                  consolidated net income of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP; provided, however, that such amount shall exclude (a) fees not to exceed $2,500,000 on a pre-tax basis in the aggregate on account of any loss portfolio transfer or adverse development cover reinsurance agreement which limits the Borrower and/or Subsidiary's exposure to future claims, and (b) amounts added to loss reserves not to exceed $5,450,000 on a pre-tax basis in the aggregate in the first and second quarters of fiscal year 2001.

                           "Eurodollar Rate": With respect to each Interest
                  Period applicable to a Eurodollar Rate Advance, the average offered rate for deposits in United States



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                  dollars (rounded upward, if necessary, to the nearest 1/16 of
                  1%) for delivery of such deposits on the first day of such Interest Period, for the number of days in such Interest Period, which appears on Telerate page 3750 as of 11:00 AM, London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to the first day of such Interest Period, or the rate for such deposits determined by the Bank at such time based on such other published service of general application as shall be selected by the Bank for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Bank may determine the rate based on rates at which United States dollar deposits are offered to the Bank in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on the first day of such Interest Period in an amount approximately equal to the Advance by the Bank to which such Interest Period is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). "Telerate page 3750" means the display designated as such on the Telerate reporting system operated by Telerate System Incorporated (or such other page as may replace page 3750 for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

                           "Fixed Charge Coverage Ratio": As of the last day of
                  any fiscal quarter of the Borrower, the ratio of:

                                    (a) an amount equal to the sum of (i) the
                           Amount Available for Dividends for the period of four consecutive fiscal quarters ending on such day, plus
                           (ii) the operating gain (loss) of the Borrower, on a non-consolidated basis, for such period, plus (iii) the tax benefit of interest expense of the Borrower for such period determined on a non-consolidated basis, to

                                    (b) an amount equal to the sum of (i)
                           interest expense of the Borrower for such period determined on a non-consolidated basis, plus (ii) all required principal payments with respect to Indebtedness of the Borrower for such period determined on a non-consolidated basis.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by adding the definitions of "Prime Rate" and "Prime Rate Advance" in the correct alphabetical order to read as follows:

                           "Prime Rate": The rate of interest from time to time
                  publicly announced by the Bank as its "prime rate". The Bank may lend to its customers at rates that are at, above or below the Prime Rate. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Prime Rate, such interest rate shall change as and when the Prime Rate shall change.

                           "Prime Rate Advance": An Advance with respect to
                  which the interest rate is determined by reference to the Prime Rate.



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                  (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Reference Rate" and "Reference Rate Advance".

                  2.2 Conversions and Continuations. The last sentence of
         Section 2.5 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           If the Borrower shall fail to notify the Bank of the
                  continuation of any Fixed Rate Advances or of the conversion of Eurodollar Rate Advances to Negotiated Rate Advances within the time required by this Section, at the option of the Bank, such Advances shall, on the last day of the Interest Period applicable thereto (A) automatically be continued as Fixed Rate Advances of the same type and the same Interest Period or
                  (B) automatically be converted to Prime Rate Advances.

                  2.3 Fixed Charge Coverage Ratio. Section 6.13 of the Credit Agreement is amended to read in its entirety as follows:

                           Section 6.13 Fixed Charge Coverage Ratio. The
                  Borrower will not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter, to be less than 1.50 to 1.00.

                  2.4 Consolidated Net Worth. Section 6.15 of the Credit Agreement is amended to read in its entirety as follows:

                           Section 6.15 Consolidated Net Worth. The Borrower
                  will not permit its Consolidated Net Worth at any time to be less than the sum of $35,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after September 30, 2001.

                  2.5 Statutory Surplus of ACIC. Section 6.16 of the Credit Agreement is amended to read in its entirety as follows:

                           Section 6.16 Statutory Surplus of ACIC. The Borrower
                  shall not permit ACIC's Capital and Surplus at any time to be less than the sum of $25,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after September 30, 2001.

                  2.6 Consolidated Net Income. Section 6.17 of the Credit Agreement is amended to read in its entirety as follows:

                           Section 6.17 Consolidated Net Income. The Borrower
                  will not permit its Consolidated Net Income, as of the last day of any fiscal quarter for the period of four consecutive fiscal quarters ending on such date, to be less than $3,000,000; provided, however, that for the period of determination ending on September 30, 2001, Consolidated Net Income shall be calculated on an annualized basis based upon the Borrower's consolidated financial results for the period from January 1, 2001 to and including September 30, 2001.



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                  2.7 Prime Rate. Except for references to such terms
         specifically so amended by this Amendment, all remaining references to the term "Reference Rate" or "Reference Rate Advance" contained in the Credit Agreement are hereby amended to be references to the term "Prime Rate" or "Prime Rate Advance", as applicable.

                  2.8 Compliance Certificate. Exhibit 5.1(b) to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment, which is made a part of the Credit Agreement as Exhibit 5.1(b) thereto.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment and the Second Amended and Restated Term
         Note in the form of Exhibit A hereto (the "Note"), each duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Bank with a certificate of the Secretary of the Borrower dated March 31, 2000, and
         (ii) identifying each officer of the Borrower authorized to execute this Amendment, the Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 The Borrower shall have paid an amendment fee of $5,000 to the Bank.

                  3.4 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         Section 4. Defaults and Waivers.

                  4.1 Events of Default and Unmatured Events of Default.

                  (a) Consolidated Net Worth. Under Section 6.15 of the Credit Agreement, the Borrower agreed not to permit its Consolidated Net Worth at any time to be less than the sum of $38,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after March 31, 2001. Beginning on April 1, 2001, the Borrower's Consolidated Net Worth was less than the sum of $38,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after March 31, 2001. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.



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                  (b) Consolidated Net Income. Under Section 6.17 of the Credit
         Agreement, the Borrower agreed not to permit its Consolidated Net Income for any period of four consecutive fiscal quarters to be less than $3,000,000; provided, however, that for any period of determination ending on or before September 30, 2001, Consolidated Net Income shall be calculated on an annualized basis based upon the Borrower's consolidated financial results for the period from January 1, 2001 to and including the date of determination. For the four fiscal quarters ending June 30, 2001, the Borrower's Consolidated Net Income was less than $3,000,000. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

                  4.2 Waiver. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrower's Defaults and Events of Default described in the preceding Sections 4.1(a) through 4.1(b) (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Bank of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         Section 5. Representations, Warranties, Authority, No Adverse Claim.

                  5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

                  5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or



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         registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

                  5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Obligations.

         Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Bank under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.



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         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 10. Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

            [The remainder of this page is intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:                   RTW, INC.



                            By:  /s/ Jeffrey B. Murphy
                                -----------------------------------------------

                            Title:   Chief Financial Officer
                                   --------------------------------------------


BANK:                       U.S. BANK NATIONAL ASSOCIATION



                            By:  /s/ Jason Tornow
                                -----------------------------------------------

                            Title:  Corporate Banking Officer
                                   --------------------------------------------





















             [Signature Page to Third Amendment to Credit Agreement]
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